MARKETING/SALES AGREEMENT

This MARKETING/SALES AGREEMENT is effective as of JANUAY 11, 2005 by AUTOVATIVE PRODUCTS, INC., a Nevada Corporation (hereinafter referred to as "AP”) and OTW ENTERPRISES LLC, A Nevada Limited Liability Company (hereinafter referred to as "OTW ") with reference to the following facts:

WHEREAS, AP is a Nevada Corporation in good standing under Nevada law, duly organized in the State of Nevada; and OTW is a Nevada Limited Liability Company, in good standing under Nevada law, duly organized in the State of Nevada

WHEREAS, AP and OTW desire to enter into an Agreement providing for the marketing and sales services of AP for the benefit of OTW,

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, it is mutually covenanted and agreed by and between the parties to the terms and conditions hereinafter set forth.

1. DUTIES. AP shall serve as independent contractor of OTW and shall be responsible for rendering  marketing and sales services and advice to OTW on the following terms and conditions:

1.1. AP shall, during the term of this Agreement, devote its time, attention, skill and efforts to  effectively conduct the marketing and sales of various products owned by OTW, including but not limited to assisting in creating sales and marketing materials, contacting and making sales presentations to corporate officers at UPS and other companies as mutually agreed upon by both parties, maintaining a liaison with those companies, and making recommendations to OTW. The two main products that AP will present to UPS are the Portable Tow Truck and the Overhead Door Saver.

1.2. AP shall directly invoice the customers who purchase the products of OTW, and AP shall collect the payments and disburse the funds as per this Agreement.

2. TERM OF AGREEMENT. The term of this Agreement shall be for a perpetual period of time. This Agreement may be terminated as herein provided. The parties agree that termination of the performance of duties by AP under this Agreement does not, under any circumstance, terminate any of the obligations of either party under this Agreement except the obligation of OTW to use the services of AP and the obligation of AP to provide such services. All other obligations under this Agreement shall be terminated and/or satisfied only as otherwise indicated herein.

3. EXCLUSIVE AGREEMENT. AP will have an exclusive right to market and sell OTW’s Portable Tow  Truck and Overhead Door Saver, for all markets in the U.S.A and Europe. `

4. COMPENSATION.

4.1 As compensation for the services to be performed hereunder, AP shall be entitled to a commission on all sales directly made by AP.

4.2 The aforesaid compensation shall be all the profits received by AP from the above named products sold directly by AP. The profits are considered to be all monies received by AP above the cost of those products. The cost of those products shall be paid to OTW, as per this Agreement.

4.3. Payments made by AP to OTW shall be within 10 days of receipt of payments by AP from UPS, FedEx and others.

5. OPTION TO PURCHASE. AP shall possess the option to purchase the molds and all technical specification and drawings for the Portable Tow Truck and the Overhead Door

AP/OTW

Saver from OTW for a lump-sum payment of $300,000, and a payment to OTW of 5% of all future sales from those two products above.

6. INDEPENDENT CONTRACTOR. The parties agree that:

6.1 No relationship of employer and employee is intended or created by this Agreement. AP shall act as an independent contractor and shall have no claim under this Agreement or otherwise against AP for vacation pay, sick leave, retirement benefits, Social Security, Worker's Compensation, disability or unemployment insurance benefits, or employee benefits of any kind.

6.2 AP, as an independent contractor, is responsible for the payment of all federal, state, local and employment taxes that may arise as a result of monies or other benefits that he receives under this Agreement.

7. TRADE SECRETS. The parties acknowledge and agree that, during the term of this Agreement, and, in the course of the discharge of his duties, AP will not disclose to any third party any trade secrets or other proprietary information of OTW, unless agreed to in writing by OTW.

8. TERMINATION OF CONTRACT. This Agreement may be terminated as follows:

8.1 On any specified agreed date, if AP and OTW shall mutually agree in writing to terminate this Agreement.

8.2 Unless otherwise indicated by AP, immediately upon the adoption by AP of a plan to terminate its business and liquidate its assets, or, if AP is ordered to be liquidated pursuant to a judicial proceeding.

8.3 Unless otherwise indicated by OTW, immediately in the event of any merger or consolidation or transfer of assets. AP's rights, benefits, and obligations hereunder may be assigned to the surviving or resulting corporation or the transferee of AP's assets.

8.4 Immediately upon the insolvency of AP or OTW .

8.5 Immediately if either party fails, refuses or neglects to perform faithfully or diligently the duties of the Agreement, or for any reason that is deemed to be for cause under Nevada law.

8.6 Immediately if either party violates any of the provisions of this Agreement.

8.7 Immediately if either party commits an act of dishonesty, fraud, misrepresentation, or moral turpitude.

AP/OTW

9. OBLIGATIONS AFTER TERMINATION. In the event of termination of this Agreement, OTW shall be obligated to continue paying for the compensation earned by AP prior to termination, as long as OTW earns monies from the sales consummated by AP. AP shall remain obligated to OTW to fulfill his remaining obligations under this Agreement, notwithstanding the termination of this Agreement.

10. RESTRICTIVE COVENANT NOT TO COMPETE. During the term of this Agreement and indefinitely thereafter, AP and OTW agree to the following terms and conditions:

10.1 OTW shall not directly or indirectly make known to any person, firm, or corporation the names or addresses of any of the customers of AP or any other information pertaining to them or call on, solicit, take away, or attempt to call on, solicit, or take away any of the customers of AP on whom OTW called or with whom OTW became acquainted during the term of this Agreement, either for himself or for any other person, firm, or corporation.

10.2 If AP exercises its option to purchase according to section 5 of this Agreement, then OTW shall not to engage or participate in any trade or business competing with or similar in nature to the business of AP, in the United States or elsewhere, for five years following purchase.

11. BBEACH OF RESTRICTIVE COVENANT. If OTW breaches the foregoing covenant not to compete, either during the term of this Agreement or upon termination, OTW shall pay AP, the sum of all revenues lost by AP as a result of OTW's diversion of customers in violation of this Agreement. Nothing in this Agreement shall be construed as prohibiting AP from pursuing any remedies available to it for OTW's unauthorized disclosure of such information, including the recovery of damages from OTW.

12. GOVERNMENTAL AUTHORITIES. The parties agree that, in connection with the services performed hereunder, they shall each comply with all laws, rules and regulations of all governmental authorities having jurisdiction over the matters relating to this Agreement.

13. HOLD 1-IARMLESS. Each party shall conduct themselves at all times in accordance with the highest standards of professional conduct and responsibility and each hereby indemnities and saves harmless the other from each and every and all losses, claims, demands, obligations, liabilities, indebtedness and causes of action of every kind, type, nature or description whatsoever, whether known or unknown, as if expressly set forth and described herein, which either party may incur, suffer, become liable for, or which may be asserted or claimed against the other party as a result of the acts, errors or omissions of the other party.

14. MISCELLANEOUS PROVISIONS. The parties agree that the following general provisions shall apply to this Agreement.

AP/OTW

15. AGREEMENT TO PERFORM NECESSARY ACTS. Each party to this Agreement agrees to perform any further acts reasonably required under the terms of this Agreement and to execute and deliver any documents, which may be reasonably necessary to carry out the provisions of this Agreement.

16. AUTHORITY AND EXECUTION. The execution and delivery of this Agreement by each party and performance of the transactions contemplated hereby by such party have been duly authorized on the part of such party, and the person(s) executing this Agreement on behalf of such party have full power and authority to execute the same.

17. ASSIGNMENT. No right or interest in this Agreement shall be assigned by either party without the written permission of the other party and no delegation of any obligation owed or of the performance of any obligation shall be made without the written permission of the parties. Any attempted assignment or delegation shall be wholly void and totally ineffective for all purposes unless made in conformity with this Agreement.

18. SUCCESSORS AND ASSIGNS. Except as provided in the preceding paragraph, this Agreement shall inure to the benefit of and be binding upon the parties hereof; and each of their successors and assigns.

19. ENTIRE, AGREEMENT. This writing is intended by the parties as a final expression of their Agreement, is intended also as a complete and exclusive statement of the terms of this, the sole and only, Agreement between them, correctly sets forth their obligations to each other as of this date and contains all of the covenants and agreements between the parties with respect to those services. No course of prior dealings between the parties and no usage of the trade shall be relevant to supplement or explain any term used in this Agreement. Acceptance or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party has knowledge of the nature of the performance and opportunity for objection. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, that are not embodied herein, and that no other agreement, statement, or promise not contained in this

Agreement shall be valid or binding.

20. MODIFICATION. This Agreement or any of its terms cannot be modified, changed, altered, appealed, discharged or terminated except by an instrument in writing (referring specifically to this Agreement) executed by the party against whom enforcement of any such modification is sought.

21. AMENDMENTS. The provisions of this Agreement may be waived, altered, amended, repealed, or otherwise changed, in whole or in part, only on the written consent of all the parties to this Agreement.

AP/OTW

22. EFFECT OF WAIVER. Failure to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of the right or power for all or any other times. Except as otherwise provided herein, no claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against either party except on the basis of a written instrument executed by or on behalf of such party. Any party shall have the unilateral right by written instrument to waive any condition or extend the time for performance of any condition or act to be performed for its benefit or approval, and a waiver of any condition, right or remedy shall not be deemed a waiver of any other condition, right or remedy. The waiver by any party of the performance of any covenant, condition or promise shall not invalidate this Agreement nor shall it be considered a waiver by it of any other covenant, condition or promise. The exercise of any remedy provided in this Agreement shall not be a waiver of any consistent remedy provided by law, and the provision of this Agreement for any remedy shall not exclude other consistent remedies unless they are expressly excluded. The waiver of any breach of this Agreement by either party shall not constitute a continuing waiver or a waiver of any subsequent breach either of the same provision or any other provision of this Agreement.

23. CONSTRUCTION. This Agreement shall be construed as a whole and in accordance with it plain meaning. The organization of this Agreement is for convenience only and shall not be used in construing the meaning of the provisions of this Agreement.

24. ,SEVERABILITY AND   It is intended that each provision of this Agreement shall be viewed as separate and divisible. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

25. HEADINGS AND TITLES. The title headings of the respective sections and paragraphs of this Agreement are inserted for convenience and ease of reference only and shall not be deemed to be part of this Agreement or do not define, limit, augment or describe the scope, content or intent of this Agreement or any part or parts of this Agreement.

26.   PARTIES. Each party executing this Agreement agrees that it has trully participated in the drafting of this Agreement and that no party shall be deemed to be the drafting party of this Agreement.

27. GENDER. When the context in which the words are used in this Agreement indicates that such is the intent, the singular and plural number shall be deemed to include the other, and, the masculine, feminine and neuter genders shall be deemed to include the other.

AP/OTW

28. GOVERNING LAW. This Agreement has been executed in the place indicated below and shall be construed in accordance with, and governed by, the laws of the State of Nevada. `

29. ARBITRATION OF DISPUTES. Any controversy or claim between the parties arising out of or relating to this Agreement, or the breach thereof, or any claim hereunder, shall be settled by arbitration in the County of Clark in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered in any state or federal court having jurisdiction thereof. The fee of the arbitrator or arbitrators shall be borne by the parties in accordance with the Rules of the American Arbitration Association and, insofar as may be feasible, the parties shall designate an experienced arbitrator (or arbitrators) who is knowledgeable of the type contemplated by this Agreement. The parties agree that as between them, this arbitration provision shall not preclude either party from seeking provisional judicial remedies to preserve the status quo.

30. REMEDY FOR BREACH. If either party breaches any provision of this Agreement the other party shall be entitled, if it so elects, to institute and prosecute proceedings to obtain damages for breach of this Agreement or for any other legal or equitable relief to which it may be entitled at law. It is further agreed that any breach or evasion of any of the terms of this contract by either party hereto will result in immediate and irreparable injury to the other party and will authorize recourse to injunction and/or specific performance, if appropriate, as well as to all other legal or equitable remedies to which such injured party may be entitled hereunder.

31. ATTORNEYS' FEES. If either party files any action or brings any proceeding against the other arising out of this Agreement, then the prevailing party shall be entitled to recover as an element of its costs of suit, and not as damages, reasonable attorneys' fees to be fixed by court. The "prevailing party" shall be the party who is entitled to recover its costs of suit, whether or not suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorneys‘ fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining whether a party is entitled to its costs or attorneys’ fees.

32. COUNTER PART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed and fully effective as an original and all of which together shall constitutes one and the same instrument.

33. FACSIMILE TRANSMISSION. In the event that any person utilizes a "facsimile" transmission, including but not limited to signed documents, the parties agree to accept the same as if they bore original signatures. The parties hereby agree to provide the other parties, within seventy-two (72) hours of transmission, such facsimile transmitted documents bearing the original signature, if any.

34. NOTICE. All notices, requests, demands, options and other communications under this Agreement shall be in writing and shall he deemed to have been duly given on the

AP/OTW

date of service, if given personally, or by telephone, telegram, or electronic transmission to the President of the party to whom notice is being given, or, if served personally on the party to whom notice is to be given, or within seventy-two (72) hours after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and if properly addressed to the party, at its address set forth on the signature page of this Agreement or any other address that any party may designate by written notice to the others.

Notices to AP shall be given as follows:

AUTOVATIVE PRODUCTS, INC.

502 N. Santa Fe Avenue, #D

Vista, California 92083

Notices to OTW shall be given as follows:

OTW ENTERPRISES LLC

2124 Jericho Road

Maryville, Tennessee 37803

Or other such addresses as may be furnished by either party from time to time in writing.

36. TIME IS OF ESSENCE. Time is expressly declared to be the essence of this Contract.

37. COMPUTATION OF TIME. All periods of time referred to herein shall include all Saturdays and Sundays and State or National holidays, unless the period of time specifies business days. A business day is any day other than Sunday and State or National holidays. Notwithstanding the foregoing, however, if the date for the last date to perform any act or giving any notice with respect to this Agreement shall fall on a Saturday, Sunday or State or National holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or State or National holiday. The time to perform any act or give any notice shall include twenty-four hours within each day unless expressly provided otherwise.

38. COSTS OF PERFORMANCE. Any party breaching this Agreement shall bear and save the other party harmless from all costs and expenses required for securing any court orders, court decrees, court approvals, inheritance tax clearances, and estate tax clearances required to enable the non-breaching party to secure the required performance of the breaching party.

39. REPRESENTATIONS AND WARRANTIES, Each party to this Agreement hereby represents and warrants to the other parties to this Agreement as follows:

39.1 Each party believes the matter set forth in the Recitals to be true and correct;

AP/OTW

39.2 Each party has received independent legal advice from its attorneys with respect to the advisability of entering into this Agreement;

39.3 Each party has carefully read this Agreement and understands this Agreement;

39.4 No party has previously assigned, encumbered, or in any manner transferred all or any portion of any claim or right that may be covered by this Agreement;

39.5 No representation, warranty, or promise not expressly set forth in this Agreement has been made by any party to this Agreement or by its agents, representatives, or attorneys with respect to the subject matter of this Agreement and no party has entered into this Agreement on the basis of any such representation, warranty, or promise; and

39.6 This Agreement is not intended to be, and shall not be deemed or construed to be, an admission of liability by any party for any purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of January 11, 2005

OTW ENTERPRISES LLC

BY: /S/ Carl Walker, Mgr

AUTOVATIVE PRODUCTS, INC.

BY:  /S/ David Funderburk, Pres

AP/OTW